SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2003

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                         (c) Exhibits:
              Exhibit 99.1 - Press Release dated August 11, 2003.

ITEM 9.  REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12)

              On August 11, 2003, the Registrant issued its earnings release for the three and nine-month periods ended June 30, 2003. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

              The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: August 11, 2003	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer
Date: August 11, 2003	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.